Filed pursuant to Rule 497(e)

Registration Nos. 333-258722 and 811-23725

Valkyrie ETF Trust II

(the “Trust”)

Valkyrie Bitcoin Futures Leveraged Strategy ETF

(the “Fund”)

Dated March 14, 2024

Supplement to the Fund’s Prospectus, Summary Prospectus and
Statement of Additional Information

On March 12, 2024 (the “Closing Date”), CoinShares International Limited (“CoinShares”), completed its acquisition of Valkyrie Funds LLC (“Valkyrie”), the investment adviser to the Fund (the “Acquisition”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Acquisition resulted in a change of control of Valkyrie, which in turn resulted in the assignment and termination of the investment advisory agreement between the Trust and Valkyrie, on behalf of the Fund, as well as the investment sub-advisory agreement between the Trust, Valkyrie and Vident Advisory, LLC (d/b/a Vident Asset Management) (“Vident”), the investment sub-adviser to the Fund, on behalf of the Fund (collectively, the “Former Advisory Agreements”).

On January 25, 2024 (prior to the launch of the Fund), to avoid a lapse in advisory and sub-advisory services to the Fund, the Board of Trustees of the Trust and the sole shareholder of the Fund approved both a new investment advisory agreement between the Trust and Valkyrie and a new investment sub-advisory agreement between the Trust, Valkyrie and Vident (collectively, the “New Advisory Agreements”). On the Closing Date, the New Advisory Agreements were executed and became effective. No further shareholder approval is necessary at this time.

Please Retain this Supplement for Future Reference